Rule 497(k)

File. No 333-207937

AMPLIFY ETF TRUST SUMMARY PROSPECTUS January 28, 2026
Amplify SILJ Covered Call ETF NYSE Arca — SLJY

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.amplifyetfs.com. You can also get this information at no cost by calling 1-855-267-3837 or by sending an e-mail request to info@amplifyetfs.com. The Fund’s prospectus and statement of additional information, both dated January 28, 2026, as amended and supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to balance high income and capital appreciation through investment exposure to junior silver mining companies and a covered call strategy.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	0.76%

(1)   Estimate based on the expenses the Fund expects to incur for the current fiscal year.

(2)   Acquired Fund fees and expenses are based on estimated amounts for the current fiscal year

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$77	$240

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended September 30, 2025, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to balance high income and capital appreciation through investment exposure to junior silver mining companies and a covered call strategy. The Fund will achieve junior silver mining company investment exposure through investments in a selection of equity securities (the “Equity Securities”) held by the Amplify Junior Silver Miners ETF (the “SILJ ETF”), a series of the Amplify ETF Trust advised by Amplify Investments, LLC, the investment adviser to the Fund (“Amplify Investments” or the “Adviser”) and in shares of the SILJ ETF. In addition, the Fund will invest in financial instruments that provide exposure to exchange products (“Silver ETPs”) designed to track the price return of silver (i.e., “spot” silver prices) (the “Silver Price”). The Fund will seek to generate income by employing “covered call” and “covered call spread” options strategies that references the Equity Securities, the SILJ ETF and the Silver ETPs. As further described below, the Fund seeks to participate in a portion of the gains experienced by the Equity Securities and will seek to vary its option selling each month to a level sufficient to generate 1.5% monthly (18% annualized) option premium (the “Target Option Premium”), based upon the net asset value (“NAV”) of the Fund each time the Fund sells the monthly options contracts.

Please note that there is no guarantee the Fund will achieve the Target Option Premium in any given investment period. While the Fund seeks to generate the Target Option Premium, the actual premium earned during a one-year period will depend on the NAV of the Fund each time the Fund sells the weekly option contracts. Therefore, the actual premium income generated over a one-year period could be higher or lower than the Target Option

Premium, depending on changes in the Fund’s NAV over time. If the NAV of the Fund remains level or decreases during any one-year period, the annualized premium generated by the Fund may be significantly less than the Target Option Premium for that time period. The Fund expects to make distributions from the income generated from its call writing strategy on a monthly basis; however, there is no guarantee that the Fund will make a distribution in any given period. The Target Option Premium is not a projection or guarantee of the Fund’s future performance or total return.

Tidal Investments LLC (“Tidal” or the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in financial instruments that provide investment exposure to Equity Securities held by the SILJ ETF. The Fund’s holdings are described below:

Principal Holdings
Portfolio Holdings	Investment Description	Expected Maturity
Equity Securities of SILJ ETF and shares of SILJ ETF	Junior silver mining companies investment exposure.	N/A
Options on Silver ETPs

The Fund will use options on Silver ETPs that reference a Silver ETP to synthetically create upside and downside participation in the Silver Price, as represented by the Silver ETP. The Fund may use the combination of purchasing call options and selling put options generally in the same amount, at the same strike price with the same expiration or may purchase an in-the-money call option.

1 year or less
Covered Call Writing
Options on Equity Securities, SILJ ETF and Silver ETP holdings

Call options are sold out-of-the-money (i.e., the strike price is above the strike price of the corresponding sold call) at a level sufficient to generate 1.5% monthly (18% annualized) option premium. The Fund will vary the percentage of its portfolio on which it sells options in order to achieve this level of premium.

The Fund may also simultaneously purchase a call option with a higher strike price and same expiration date in seeking to participate in potential appreciation above the higher strike price.

One month or less
U.S. Treasuries
U.S Treasuries and Cash	Multiple series of U.S. Treasury Bills supported by the full faith and credit of the U.S. government. These instruments are used as collateral for the Silver ETP options.	1-month to 2-year maturities

SILJ ETF Investment Exposure

The Fund will invest in a selection of Equity Securities held by the SILJ ETF that collectively have an investment profile substantially similar to the Nasdaq Junior Silver Miners™ Index (the “SILJ Index”). The SILJ Index tracks the performance of the equity securities (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of companies engaged in the silver mining industry that have a minimum market capitalization of $20 million and a minimum three-month average daily dollar trading volume of $10,000. All securities within this initial universe are assigned to an individual category by Metals Focus, an independent precious metals research consultancy. These categories include Project Development, Silver Mining, Streaming, Diversified Mining, Gold Mining, Zinc Mining, and Copper Mining. The SILJ Index describes junior silver mining companies as those companies that meet the market capitalization screen described above and that derive a majority of their revenues from silver mining, have a significant market share of global silver production, or are principally engaged in exploration and development activities related to new silver production as defined by Metal Focus. The SILJ Index is a modified theme-adjusted free float market capitalization-weighted index. A theme-adjusted free float market value is calculated for each Index constituent and then constituent weightings are determined based on each SILJ Index constituent’s theme-adjusted free float market value, subject to certain adjustments. For additional information regarding the SILJ Index methodology, see “Additional Information About the Fund’s Strategies — SILJ Index Methodology” below.

In addition to its investment in the Equity Securities that comprise the SILJ ETF, the Fund may, from time to time, invest directly in the SILJ ETF. Additional information regarding the SILJ ETF, including its prospectus and most recent annual report, is available without charge by visiting https://amplifyetfs.com/silj/.

Silver Price Exposure

The Fund expects to also provide investment exposure to the Silver Price by buying and selling a combination of options that reference a Silver ETP. Silver ETPs are exchange-traded investment products not registered under the 1940 Act that reflect the Silver Price, before fees and expenses, by purchasing and storing silver bullion bars in a physical vault and issuing exchange-listed shares that trade intra-day on a national securities exchange. The sponsors of Silver ETPs do not actively manage the exposure to silver held by the Silver ETPs. The Fund expects its Silver ETP exposure to include iShares Silver Trust (“SLV”) and/or abrdn Physical Silver Shares ETF (“SIVR”). The Fund may invest up to 20% of its net assets in financial instruments that provide exposure to the Silver Price. Additional information regarding the Silver ETPs and SLV and SIVR is available in “Additional Information Regarding the Fund’s Principal Investment Strategies — Silver ETPs.”

An option contract is an agreement between a buyer and a seller that gives the purchaser of the option the right to buy (for a call option) or sell (for a put option) a particular asset on or before a specified future date (the “expiration date”) at an agreed upon price (the “strike price”). In exchange for selling the right to buy or sell the particular reference asset, the seller of an option contract receives income from the purchaser (a “premium”). The Silver ETP exposure may be created through the combination of purchasing call options and selling put options generally in the same amount, at the same strike price with the same expiration. This combination “synthetically” creates the upside and downside participation in the Silver Price, as represented by the Silver ETP. The Fund will primarily gain exposure to increases in value experienced by the Silver ETP through the purchase of call options. As a buyer of these options, the Fund pays a premium to the seller of the options. The Fund will primarily gain exposure to decreases in the Silver Price experience by the Silver ETP through the sale of put options. As the seller of these options, the Fund receives a premium from the buyer of the options. In combination, the purchased call and sold put options generally provide exposure to the Silver Price both on the upside and downside. Alternatively, the Fund may purchase an in-the-money call option to synthetically participate in the upside and downside participation in the Silver Price as represented by the Silver ETP.

Covered Call Strategies

Covered Call Strategy

In furtherance of the Fund’s investment objective to provide investors with current income, the Fund will seek to generate high current income by employing a “covered call” option strategy in which it will write (sell) U.S. exchange-traded covered call options on its Equity Securities, SILJ ETF and Silver ETP holdings. A “covered call” is an options trading strategy where an investor sells (writes) a call option on a stock they already own, essentially giving someone else the right to buy their shares at a set price (strike price) within a specific time frame, in exchange for receiving a premium upfront. The Fund expects to write covered call options on each of its portfolio holdings, but such call writing may be reduced under certain market circumstances. The implementation of the Fund’s covered call strategy with respect to its Silver ETP holdings will result in “synthetical covered call” positions, as the Fund will not directly own the underlying Silver ETP holdings.

The Fund seeks to generate the Target Option Premium by selling call option contracts that are approximately 5-20% “out of the money” with expiration dates of approximately one month or less. The Fund primarily sells call option contracts that are above the then-current value of the Equity Securities, SILJ ETF and/or Silver ETPs. In seeking to obtain the Target Option Premium, the Fund can vary the size of the written call option contract or the strike price of the written call attributable to the Equity Securities, SILJ ETF and/or Silver ETPs in order to generate this sought-after Target Option Premium based upon the NAV of the Fund at the time the Fund writes the call options. Factors that impact the amount of premium generated in a written call option contract include: (i) time to expiration; (ii) strike price; and (iii) volatility of the underlying asset. The Fund sells new call option contracts each month that seek the Target Option Premium upon the expiration of its sold option contract. The amount of the portfolio that the Fund writes options on will vary depending on a variety of factors; but under normal circumstances, the Fund expects to write options on a majority of the assets in its portfolio.

The Fund will sell call options that reference Equity Securities, the SILJ ETF and/or Silver ETPs, which will give the holder (buyer) of the call option the right, but not the obligation, to purchase the specific holding at the strike price from the Fund, in exchange for a premium received. In selling call option contracts, the Fund effectively sells its ability to participate in gains of the portfolio holding beyond the predetermined strike price in exchange for the premium income received. While the Fund seeks to generate the Target Option Premium, the actual premium earned during a one-year period will depend on the NAV of the Fund at the time the options are sold. The amount of premium the Fund receives for writing options is directly related to the value of the underlying assets, as represented by the Fund’s NAV. When the Fund’s NAV is higher, the notional value of the options sold is greater, which generally results in higher option premiums. Conversely, when the Fund’s NAV is lower, the notional value of the options is reduced, resulting in lower premiums received. The Target Option Premium is calculated based upon the NAV of the Fund at the time the weekly option contracts are entered into and assumes the NAV will remain constant over a one-year period. However, the Fund’s NAV is expected to fluctuate over time due to market conditions, volatility and other factors. Accordingly, the actual option premium received by the Fund over the course of any year may be greater or less than the Target Option Premium, depending on changes in the Fund’s NAV over time. If the NAV of the Fund remains level or decreases during any one-year period, the annualized premium generated by the Fund may be significantly less for that time period. As a result, the amount of distributions paid to shareholders may vary from year to year, depending on the actual option premium received by the Fund. The Fund currently expects to make distributions on a monthly basis, a portion of which may be considered return of capital. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. The Fund expects that distributions will be comprised primarily of amounts attributable to the Target Option Premium.

Covered Call Spread Strategy

The Fund will employ a “covered call spread” strategy when the Sub-Adviser believes it is a better strategy for the Fund as compared to the covered call strategy described above. A covered call spread involves selling a call option while simultaneously buying a call option with a higher strike price, both with the same expiration date. The Fund may write (sell) covered call spreads rather than stand-alone call option contracts to seek greater participation in the potential appreciation of the share price, while still generating net premium income. By writing covered call spreads, the Fund can potentially offset losses incurred from its sold call positions if the price of the Equity Securities, the SILJ ETF or the Silver ETPs, as applicable, rises above its strike price. The Sub-Adviser may employ this strategy for one or more of its Equity Securities, SILJ ETF, or the Silver ETPs holdings if it anticipates a significant short-term increase in its respective share price such as after a notable market decline or in response to broadly positive market developments. The Sub-Adviser may also employ this strategy in other situations, such as when it believes that the market is undervaluing options with higher strike prices compared to those closer to the current share price, and where the use of covered call spreads could enhance the Fund’s total return relative to the covered call strategy.

The Fund intends to utilize traditional exchange-traded options contracts and/or FLexible EXchange® Options (“FLEX Options”). The Fund will only invest in options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC. Option contracts can either be “American” style or “European” style. The Fund utilizes European style option contracts, which may only be exercised by the holder of the option contract on the expiration date of such option contract and settled in cash.

Concentration Policy. The Fund will not concentrate its investments (i.e., invest more than 25% of the value of its total assets) in securities of issuers in any one industry or group of industries, except to the extent the SILJ Index concentrates in any industry or group of industries. As of the date of this prospectus, the SILJ Index is concentrated in the metals and mining industries.

Diversification Status. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the

Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Active Management Risk. The Fund is actively-managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the SILJ Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Fund shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security held by the Fund is unable or unwilling to meet its obligation on the security. The Fund is subject to counterparty risk by virtue of its usage of option contracts. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. A counterparty’s inability to fulfill its obligation may result in financial losses to the Fund, which could be significant. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, and may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Distribution Tax Risk. The Fund currently expects to make distributions on a monthly basis, a portion of which may be considered return of capital. While the Fund will normally pay its income as distributions, the Fund’s distributions may exceed the Fund’s income and gains for the Fund’s taxable year. The Fund may be required to reduce its distributions if it has insufficient cash flow. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital. Distributions not in excess of the Fund’s earnings and profits, will be taxable to Fund shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable currently but will reduce the shareholder’s cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold. Once a Fund shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the Fund shareholder holds shares of the Fund as capital assets. Because the Fund’s distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period.

Equity Securities Risk. The Fund invests in the Equity Securities that comprise the SILJ ETF. The value of Shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur.

Inflation Risk. Inflation risk is the risk that the value of the Fund’s assets or income from investments held by the Fund will be less in the future since inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Management Risk. The Fund is subject to management risk because it is an actively managed. In managing the Fund’s portfolio, the Sub-Advises will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value, including the possible loss of the entire principal amount that you invest. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices, and changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Overall security values could decline generally or could underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain regions, sectors and industries more significantly than others. Such events could also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions to trading markets. Any of such circumstances could materially negatively impact the value of the Fund’s Shares and result in increased market volatility. During any such events, the Fund’s Shares may trade at an increased premium or discount to its net asset value.

Metals and Mining Companies Risk. The Fund invests in the Equity Securities that comprise the SILJ ETF that are issued by and/or have exposure to, companies primarily involved in the metals and mining industry. Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s Share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which the Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on non-U.S. investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry.

New Fund Risk. The Fund is new and currently has fewer assets than larger funds, and like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Additionally, because the Fund has fewer assets than larger funds over which to spread its fixed costs, its expense levels on a percentage basis will be higher than that of a larger Fund.

Non-Diversification Risk. Because the Fund is a “non-diversified company” under the 1940 Act, it can invest a greater portion of its assets in securities of individual issuers than a diversified fund, and changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Option Contracts Risk. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset of the option contract, and there may at times not be a liquid secondary market for certain option contracts. The Fund enters into option contracts in accordance with Rule 18f-4 promulgated under the 1940 Act (“Rule 18f-4”). Rule 18f-4 requires a fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon a fund’s level of exposure to derivative instruments. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact its implementation of its investment strategies.

Call Option Strategy Risk. The Fund will employ its call option strategy by writing call options on the Equity Securities, the SILJ ETF and/or the Silver ETPs. The risk associated with a covered call option strategy is the risk that the Fund will forgo, during the option contract’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss of the underlying security should the price of the underlying security decline. In addition, as the Fund sells (writes) call option contracts over a greater portion of its portfolio, its ability to benefit from the potential for capital appreciation of the Equity Securities, the SILJ ETF and/or the Silver ETPs becomes more limited. The writer of an option contract has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot affect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price in the case of physically settled options, or the cash value thereof in the case of cash-settled options.

The covered call strategy utilized by the Fund may be “synthetic” because the Fund’s exposure to the price return of the Silver ETPs may be derived through options exposure, rather than direct holdings of the shares of the Silver ETPs. Because such exposure is synthetic, it is possible that the Fund’s participation in the price return of the Silver ETPs may not be as precise as if the Fund were directly holding shares of the Silver ETPs.

Covered Call Spread Strategy Risk. When utilizing a covered call spread strategy, additional risks are introduced beyond those of a traditional covered call strategy. Although buying a higher-strike call option helps to limit potential losses from the short call position, it also reduces the total premium collected, which can lead to lower overall returns compared to using a covered call alone. If the prices of the Equity Securities, the SILJ ETF, or the Silver ETPs increase sharply, the call spread will still restrict the potential gains, resulting in missed profit opportunities. In addition, the effectiveness of the strategy can be influenced by market conditions, such as discrepancies in pricing between options that are near-the-money and those that are further out-of-the-money. These mispricings may cause the strategy to deliver lower-than-expected returns or even greater losses. The relative value of options at different strike prices can fluctuate due to changes in volatility, liquidity issues, or other market factors, which introduces further uncertainty to the Fund’s performance when employing this strategy.

Target Option Premium Risk. The Fund will vary its option selling each week to a level sufficient to generate 18% annualized option premium — the “Target Option Premium.” This Target Option Premium is calculated based upon the NAV of the Fund at the time the monthly option contracts are entered into and assumes the NAV will remain constant over a one-year period. The Fund’s NAV is expected to fluctuate over time due to market conditions and other factors. Accordingly, the actual option premium received by the Fund over the course of any year may be greater or less than the Target Option Premium. In addition to changes in the Fund’s NAV, the amount of option premium the Fund is able to generate over time is also influenced by market volatility. Volatility in the silver price and, in turn, the Fund’s NAV may also result in annualized option premium income that is less than the Target Option Income for a one-year period. The compounding of option premium income written on lower levels of the Fund’s NAV during a one-year period may cause the Fund to provide a lower option premium income than the Target Option Income, even if the Fund’s NAV ultimately rises above the initial Fund’s NAV at the beginning of the period. Notwithstanding the distributions of premium income, shareholders may still experience a loss on their investment if the Fund’s investment holdings perform poorly.

FLEX Options Risk. The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted. The FLEX Options utilized by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Silver ETP. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the Equity Securities and/or Silver ETP’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the Equity Securities and/or Silver ETP’s share price, changes in interest rates and the remaining time to until the FLEX Options expire.

Risks Associated with ETFs. The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Liquidity Risk. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity in turn could lead to wider bid-ask spreads and differences between the market price of the Fund and the underlying value of those shares.

Market Maker Risk. The Fund faces the risks associated with a potential lack of an active market for the Fund’s Shares due to a limited number of market makers. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the

Shares are trading on the Exchange, which could result in a decrease in value of the Shares. Market makers are under no obligation to make a market in Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at values below the NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risks. Shares of the Fund are publicly traded on the Exchange, which may subject shareholders of the Fund to numerous trading risks. First, Shares of the Fund may trade at prices that deviate from its NAV. The market prices of Shares will generally fluctuate in accordance with changes in the NAV of the Fund, but are also dependent upon the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (i.e., a discount), at, or above (i.e., a premium) their NAV. Price differences between the trading price of Shares and the NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. Further, securities (including Shares), are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Additionally, although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Further, the Fund is required to comply with listing requirements adopted by the Exchange, and there can be no assurance that the requirements of the Exchange necessary to maintain listing of the Fund’s Shares will continue to be met or will remain unchanged. Non-compliance with such requirements may result in the Fund’s Shares being delisted by the Exchange.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Security Issuer Risk. Issuer-specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Silver Exploration and Production Industry Risk. The SILJ Index is concentrated in the Silver Exploration & Production sub-industry of the Metals & Mining industry (in the Natural Resources/Minerals sector). The profitability of companies in the Silver Exploration & Production sub-industry is related to, among other things, the worldwide price of silver and the costs of extraction and production. Worldwide silver prices may fluctuate substantially over short periods of time, so the Fund’s share price may be more volatile than other types of investments. Companies in the sub-industry may be adversely affected by economic conditions, tax treatment, government regulation and intervention, and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property, repatriation of capital, military coups, social unrest). The price of the equity securities of silver mining companies and silver may not always be closely correlated. Investing in a silver company involves certain risks unrelated to an investment in silver as a commodity, including production costs, operational and managerial risk, and the possibility that the company will take measures to hedge or minimize its exposure to the volatility of the market price of silver.

Silver Investing Risk. Silver prices have historically experienced significant and unpredictable fluctuations. Several factors may have the effect of causing a decline in the prices of silver and a corresponding decline in the price of the shares. Among them: (i) A change in economic conditions, such as a recession, can adversely affect the price of silver. Silver is used in a wide range of industrial applications, and an economic downturn could have a negative impact on its demand and, consequently, its price and the price of the shares. (ii) A significant change in the attitude of speculators and investors towards silver. Should the speculative community take a negative view towards silver, a decline in world silver prices could occur, negatively impacting the price of the shares. (iii) A significant increase in silver price hedging activity by silver producers. Traditionally, silver producers have not hedged to the same extent as other producers of precious metals (gold, for example) do. Should there be an increase in the level of hedge activity of silver producing companies, it could cause a decline in world silver prices, adversely affecting the price of the shares of the Silver ETPs.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The Fund intends to treat the income it derives from gains on investments in options referencing the Equity Securities, the SILJ ETF and the Silver ETPs as “qualifying income” for purposes of the RIC qualification rules under Subchapter M of the Code. It has adopted the position that the Fund’s income from gains from the sale or disposition of options referencing the Equity Securities, the SILJ ETF and the Silver ETPs should constitute “qualifying income” from the disposition of a “security” within the meaning of Section 851(b)(2) of the Code (which cross-references Section 2(a)(36) of the 1940 Act). However, if the Internal Revenue Service were to successfully assert that the Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a RIC under Subchapter M if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

Certain options the Fund holds may not qualify as “Section 1256 contracts” under Section 1256 of the Code, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period. To the extent options held by the Fund are deemed to be Section 1256 contracts, gains and losses on such options will generally be treated as 60% long-term capital and 40% short-term capital, regardless of how long the Fund has held such Options. Section 1256 contracts held by the Fund at the end of a taxable year are “marked to market” for income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and treated on the 60/40 basis described above). The Fund’s use of options categorized as Section 1256 contracts will increase the likelihood that the Fund will be subject to recognize short-term and long-term capital gains as such Options do not benefit from the tax efficiencies generated by an ETF’s in-kind creation and redemption mechanism. The Fund will be required to distribute substantially all of its net short term capital gain and will either distribute its net long term capital gain or notify the shareholders that the Fund is electing to pay tax on its long-term capital gains but that the shareholders will be required to include the long-term capital gains in income.

Valuation Risk. The Fund is subject to the risk of valuation discrepancies for its securities between its valuation of a security and that in the marketplace. Additionally, the value of securities in the Fund’s portfolio may change on days that shareholders are not able to purchase or sell Shares. Further, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s investments will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

PERFORMANCE

As of the date of this prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.amplifyetfs.com and will provide some indication of the risks of investing in the Fund.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC (“Amplify Investments” or the “Adviser”)

Sub-Advisers. Tidal Investments LLC (“Tidal” or the “Sub-Adviser”)

Portfolio Managers. The following individuals serve as portfolio managers to the Fund.

•        Charles A. Ragauss, CFA, Head of Trading at Tidal

•        Qiao Duan, CFA, Portfolio Manager at Tidal

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. The portfolio managers have served as part of the portfolio management team of the Fund since its inception in August 2025.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”) or such other aggregation amount as determined by the officers of the Trust to be in the best interests of shareholders, in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.amplifyetfs.com.

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.